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                                                   EXHIBIT 21.1

                                           SUBSIDIARIES OF THE COMPANY

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                                                                                            NAME UNDER WHICH
               SUBSIDIARY                    JURISDICTION OF INCORPORATION                  THEY DO BUSINESS
-------------------------------------        -----------------------------                 -------------------
Staples Security Corporation                        Massachusetts                                  Same
Staples Trust Company                               Massachusetts                                  Same
Staples Contract & Commercial, Inc.                 Delaware                                       Same
SOM Hagerstown, Inc.                                Delaware                                       Same
Staples Insurance Agency, Inc.                      Delaware                                       Same
Staples International, Inc.                         Delaware                                       Same
Staples of Maryland, LLC                            Delaware                                       Same
Staples the Office Superstore, Inc.                 Delaware                                       Same
Staples the Office Superstore East, Inc.            Delaware                                       Same
Staples Connecticut, Inc.                           Connecticut                                    Same
The Business Depot, Ltd.                            Ontario, Canada                         The Business Depot
                                                                                        Staples The Business Depot
                                                                                      Staples The Office Superstore
                                                                                            Bureau en Gross
Staples NRO Amalco Limited                          Ontario, Canada                                Same
Staples (Deutschland) GmbH                          Germany                                        Same
Staples (Deutschland) Verwaltungs GmbH              Germany                                        Same
Staples Employment Services Limited                 England                                        Same
Staples UK Limited                                  England                                        Same
Quill Corporation                                   Delaware                                       Same
Milbro, Inc.                                        Delaware                                       Same
Staples GP, LLC                                     Delaware                                       Same
Agawam Mill, LP                                     Delaware                                       Same
Cherokee Mill, LP                                   Delaware                                       Same
Coppell Mill, LP                                    Delaware                                       Same
Lebanon Mill, LP                                    Delaware                                       Same
Staples Partners, LLC                               Delaware                                       Same
Staples Real Estate Trust                           Massachusetts                                  Same
Staples Airport Express, L.L.C.                     Delaware                                       Same
Staples Airport Terminal, L.L.C.                    Delaware                                       Same
Staples Airport, L.L.C.                             Delaware                                       Same
Staples Express at the Airport, L.L.C.              Delaware                                       Same
Staples Business Insurance Agency, L.L.C.           Massachusetts                                  Same
Staples Global Holdings, L.P.                       Bermuda                                        Same
Product Sourcing Group Europe, B.V.B.A.             Belgium                                        Same
QSDD UK Limited                                     United Kingdom                                 Same
Staples Netherlands B.V.                            Netherlands                                    Same
Staples International Limited                       United Kingdom                                 Same
Idasil Investimentos Imobiliarios S.A.              Portugal                                       Same
OFCEP OFFICE CENTRE Portugal -
   Equipamento de Escritorio Lda.                   Portugal                                       Same
Business Office Supply B.V.                         Netherlands                                    Same
Damster Kantooristallaties B.V.                     Netherlands                                    Same
Clip & Paper B.V.                                   Netherlands                                    Same
Staples Europe Holdings, G.P.                       Bermuda                                        Same
Staples Value, L.L.C.                               Virginia                                       Same
Staples Transportation, L.L.C.                      Delaware                                       Same
Rochester Capital, L.L.C.                           Delaware                                       Same
Hackensack Funding, L.L.C.                          Delaware                                       Same
Lincolnshire Funding, L.L.C.                        Delaware                                       Same
Quill Lincolnshire, Inc.                            Delaware                                       Same
3053840 Nova Scotia Company ULC                     Nova Scotia                                    Same
3053841 Nova Scotia Company ULC                     Nova Scotia                                    Same
Peterborough, L.P.                                  Ontario, Canada                                Same
Medical Arts Press, Inc.                            Minnesota                                      MAP
Smilemakers, Inc.                                   South Carolina                                 Same
Smilemakers Canada, Inc.                            South Carolina                                 Same
Smilemakers for Children Company                    Nova Scotia                                    Same
Hayes Marketing, Inc.                               Minnesota                                      HMI
MAP Support Services, Inc.                          Minnesota                                      Same
Reliable France SA                                  France                                         Same
Bernard SA                                          France                                         Same

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                                                                                            NAME UNDER WHICH
               SUBSIDIARY                    JURISDICTION OF INCORPORATION                  THEY DO BUSINESS
-------------------------------------        -----------------------------                 -------------------
JPG Benelux SPRL                                    Belgium                                        Same
Sistemas Kalamazoo SA                               Spain                                          Same
Sundex SNC                                          France                                         Same
Neat Ideas Limited                                  United Kingdom                                 Same
Mondoffice Srl                                      Italy                                          Same
Staples LUCXO S.a.r.l                               Luxembourg                                     Same
Staples Italy Holding S.r.l                         Italy                                          Same
Staples France Holding SAS                          France                                         Same
Staples Mail Order UK Ltd.                          United Kingdom                                 Same
JPG SA                                              France                                         Same
Bernard Supplies Ltd.                               United Kingdom                                 Same
Bernard Belgium SA                                  Belgium                                        Same
IMSAP SA                                            France                                         Same
Filatur Du Vert Tuquet Sa.r.l                       France                                         Same
Le Tuquet SCI                                       France                                         Same
Le Ferrain SCI                                      France                                         Same
Staples Foundation for Learning, Inc.               Massachusetts                                  Same

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